                                                               DRAFT







                              $_______________
                      THE NARRAGANSETT ELECTRIC COMPANY
                        (a Rhode Island corporation)


                      First Mortgage Bonds, Series_____
              Due from 9 Months to 30 Years from Date of Issue


                           DISTRIBUTION AGREEMENT



                                                               [DATE]

[NAME AND ADDRESS OF AGENT]



Dear Agent:

       The Narragansett Electric Company (the Company) agrees with you with respect to the issue and sale by the Company of not exceeding $_______ aggregate principal amount of its First Mortgage Bonds, Series ______(New Bonds). The New Bonds are to be issued pursuant to one or more indentures supplemental (the Supplemental Indenture) to the First Mortgage Indenture and Deed of Trust dated as of September 1, 1944 (the Original Indenture) between the Company and Rhode Island Hospital Trust National Bank (successor to Rhode Island Hospital Trust Company) (the Trustee), (such Original Indenture as heretofore and hereafter supplemented, the Indenture).

       Subject to the terms and conditions stated herein, the Company hereby
(i) appoints you as agent of the Company for the purpose of soliciting purchases of the New Bonds from the Company by others and (ii) agrees that whenever the Company determines to sell New Bonds directly to you as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 2(b) hereof. The New Bonds shall have the maturities, interest rates, redemption provisions, and other terms set forth in the Prospectus referred to below, as it may be supplemented from time to time.

       The Company has filed with the Securities and Exchange Commission (the
SEC) a registration statement on Form S-3 (No. ______) for the registration of First Mortgage Bonds, including the New Bonds, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the Securities Act). Such registration statement has been declared effective by the SEC, and the Indenture has been qualified under the Trust Indenture Act of 1939 (the Trust Indenture Act). Such registration statement and the prospectus filed pursuant to Rule 424 under the Securities Act, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the Exchange Act), the Securities Act, or otherwise, are referred to herein as the Registration Statement and the Prospectus, respectively.

       The Company may from time to time appoint one or more other persons as agents for soliciting purchases of the New Bonds from the Company by entering into distribution agreements substantially similar to this Agreement. The Company will notify you prior to making any such appointment and will notify you of any proposed additions, modifications, amendments, waivers, or changes of any nature with respect to any such distribution agreement. The Company reserves the right to sell, and may accept offers to purchase, New Bonds directly on its own behalf.

       As used herein, Commencement Date shall have the meaning set out in
Section 2(d) hereof and Settlement Date shall mean the time and date for the delivery of and payment for New Bonds, whether sold under Section 2(b) hereof and the applicable Terms Agreement or under Section 2(a) hereof and the Administrative Procedures set out in Exhibit B hereto.

       SECTION 1.  Representations and Warranties.
       -------------------------------------------

       (a) The Company represents and warrants to you, as of the Commencement Date and each Settlement Date with respect to any applicable Terms Agreement, and as of the times referred to in Sections 6(a) and 6(b) hereof (in each case the Representation Date), as follows:

              (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the Securities Act and the rules and regulations thereunder (the Regulations) and the Trust Indenture Act. The Registration Statement, at the time the Registration Statement became effective did not, and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon information furnished to the Company in writing by you for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee.

              (ii) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder (the Exchange Act Regulations), and, when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

              (iii) Coopers & Lybrand, who have certified certain financial statements included or incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Regulations.

              (iv) The financial statements of the Company included or incorporated by reference in the Registration Statement will be correct and complete and will truly present the financial position of the Company as at the dates stated therein and the results of the operations of the Company for the periods stated therein. The Company had, on the date of the latest financial statements included or incorporated by reference in the Registration Statement, no material liabilities or obligations, fixed or contingent, other than those disclosed in the Prospectus or such financial statements, and since that date the Company has not incurred any material liabilities or obligations still outstanding, fixed or contingent, other than (i) in the ordinary course of business, (ii) as a result of transactions disclosed in the Prospectus, or (iii) short-term borrowings which result in short-term note indebtedness in an amount not exceeding, in the aggregate at any one time outstanding, the limitations then authorized for the Company by the SEC under the Public Utility Holding Company Act of 1935 (the 1935 Act). Since the date of the latest financial statements included or incorporated by reference in the Registration Statement, there has not been any material adverse change in the financial condition of the Company not disclosed in the Prospectus. Except as disclosed in said Prospectus, there are no proceedings at law or in equity or before any Federal or state commission or other public authority the result of which might have a material adverse effect upon the financial condition of the Company.

              (v) The consummation of the transactions herein contemplated and the performance by the Company of the terms of this Distribution Agreement and each applicable Terms Agreement will not violate any of the terms, conditions, or provisions of, or constitute a default under, any franchise, indenture, or other contract or agreement to which the Company is now a party or by which the Company or its property may be bound or affected, or the Company's articles or organization, by-laws, or preferred stock provisions, or any order of any court or administrative agency by which the Company is bound.

              (vi) The issue and sale of the New Bonds are solely for the purpose of financing the business of the Company.

       (b) Any certificate signed by any officer of the Company and delivered to you or to your counsel in connection with an offering of New Bonds shall be deemed a representation and warranty of and by the Company to you as to the matters covered thereby.

       SECTION 2.  Solicitations as Agent; Purchases as Principal.
       -----------------------------------------------------------

       (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you agree, as agent of the Company to use your reasonable best efforts to solicit offers to purchase the New Bonds upon the terms and conditions set forth in the Prospectus. You are hereinafter referred to, in your capacity as agent, as the Agent.

              The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the New Bonds commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, you will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised you that such solicitation may be resumed.

              The Company agrees to pay you a commission, in the form of a discount, equal to the percentage of the principal amount of each New Bond sold by the Company as a result of a solicitation made by you as set forth in Schedule A hereto.

              As Agent, you are authorized to solicit orders for the New
Bonds only in denominations of $1,000 or any integral multiple thereof. You shall communicate to the Company, orally or in writing, each reasonable offer to purchase New Bonds received by you as Agent. The Company shall have the sole right to accept offers to purchase the New Bonds and may reject any such offer in whole or in part. You shall have the right, in your discretion reasonably exercised, to reject any offer to purchase the New Bonds received by you in whole or in part, and any such rejection shall not be deemed a breach of your agreement contained herein. The Company reserves the right to sell, and may solicit and accept offers to purchase, New Bonds directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by you, no commission will be payable with respect to such sale.

       (b) Purchases as Principal. Each sale of New Bonds to you as principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such New Bonds to, and the purchase by, you. Each such separate agreement (which shall be substantially in the form of Exhibit A hereto and which may take the form of an exchange of any standard form of written telecommunication between you and the Company) is herein referred to as a Terms Agreement. Your commitment to purchase New Bonds pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of New Bonds to be purchased by you pursuant thereto, the price to be paid to the Company for such New Bonds, the initial public offering price, if any, at which the New Bonds are proposed to be re-offered, the Settlement Date, the place of delivery of and payment for such New Bonds, and any other particular terms of the New Bonds. Such Terms Agreement shall also specify any exceptions from the requirements for opinions of counsel, letters from Coopers & Lybrand and certificates from officers of the Company pursuant to Section 5 hereof.

       (c) Procedures. Procedural details relating to the issue and delivery of New Bonds, and solicitation of offers to purchase New Bonds, and the payment in each case therefor, shall be as set forth in the Administrative Procedures attached hereto as Exhibit B (the Procedures). You and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of us herein and in the Procedures, as amended from time to time. The Procedures may be amended only by written agreement of you and the Company.

       (d) Delivery. The documents required to be delivered by Section 5 hereof shall be delivered at the office of Hinckley, Allen, Snyder & Comen, attention: Edwin G. Torrance, counsel for Rhode Island Hospital Trust National Bank, on the date hereof, or at such other time as you and the Company may agree upon in writing, which in no event shall be later than the time at which you commence solicitation of purchases of New Bonds hereunder. Such time and date are herein called the Commencement Date.

       SECTION 3.  Covenants of the Company.
       -------------------------------------

       The Company covenants with you as follows:

       (a) If, at any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of the New Bonds, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Securities Act or the Regulations, immediate notice shall be given, and confirmed in writing, to you to cease the solicitation of offers to purchase the New Bonds in your capacity as Agent and to cease sales of any New Bonds you may then own as principal, and the Company will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the Exchange Act or the Securities Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

       (b) On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to you, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference full or capsule financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such financial information or as shall be required by the Securities Act or the Regulations; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the New Bonds in your capacity as Agent pursuant to a request from the Company and shall not then hold any New Bonds as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the New Bonds should be resumed or shall subsequently enter into a new Terms Agreement with you.

       (c) On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the Exchange Act or the Securities Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Securities Act or the Regulations; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the New Bonds in your capacity as Agent pursuant to a request from the Company, and shall not then hold any New Bonds as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the New Bonds should be resumed or shall subsequently enter into a new Terms Agreement with you.

       (d) The Company will make generally available to its security holders as soon as practicable, but not later than 18 months after the effective date of the Registration Statement and of each post-effective amendment thereto and after the date of each Terms Agreement, an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Regulations (including, at the option of the Company, Rule 158 under that Act).

       (e) The Company will give to you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Exchange Act or the Securities Act or otherwise (other than by the filing pursuant to the Exchange Act of an amendment or supplement relating solely to the terms of New Bonds, a change in the principal amount of New Bonds remaining to be sold, or similar changes) and will furnish your counsel with copies of any such amendment or supplement, other than a current report on Form 8-K, or other documents proposed to be filed a reasonable time in advance of filing, and will afford your counsel a reasonable opportunity to examine such amendment or supplement or other document and to make objections of substance thereto.

       (f) The Company will advise you immediately, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the filing with the SEC of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act or the Securities Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (vi) of the issuance by the Rhode Island Public Utilities Commission, Division of Public Utilities and Carriers (RIPUC) of any order altering, suspending, supplementing, or otherwise affecting any of its orders permitting the issuance and sale of the New Bonds, (vii) of any action by the SEC which has the effect of eliminating the exemption from the requirement of obtaining an order under the 1935 Act pursuant to Rule 52 promulgated thereunder, and (viii) of the commencement of any litigation in connection with the New Bonds against the Company or any of its directors or any signer of the Registration Statement.

       (g) The Company will promptly deliver to you a copy of the Registration Statement, as originally filed, and of all amendments thereto heretofore or hereafter made, including a copy of each consent included or incorporated by reference therein or filed as an exhibit thereto (but excluding any other exhibit thereto unless specifically requested by you) all to the extent not previously delivered. The Company will deliver to you in New York or Boston, as requested, as many unsigned copies of the Prospectus (as supplemented or amended, if the Company shall have made any supplements or amendments thereto) and any documents incorporated by reference therein as you may reasonably request so long as you are required to deliver a Prospectus in connection with the sale or solicitation of offers to purchase the New Bonds.

       (h) The Company will furnish to you, at the earliest time the Company makes the same available to others, copies of its annual reports and other financial reports furnished or made available to the public generally.

       (i) The Company will endeavor, in cooperation with you, to qualify the New Bonds for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will endeavor to maintain such qualifications in effect for as long as may be required for the distribution of the New Bonds; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the New Bonds have been qualified as above provided.

       (j) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

       (k) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the New Bonds) of the same or substantially similar maturity to the New Bonds, except as may otherwise be provided in any such Terms Agreement.

       SECTION 4.  Payment of Expenses.
       --------------------------------

       The Company covenants and agrees with you that the Company will pay or cause to be paid expenses incident to its performance of its obligations under this Agreement, including the following: (i) the preparation and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance, and delivery of the New Bonds if in certificated form, (iii) the fees and disbursements of the Company's accountants and of the Trustee and its counsel, (iv) the qualification of the New Bonds under securities laws in accordance with the provisions of Section 3(i), including filing fees and the reasonable fees and disbursements of your counsel in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, (v) the printing and delivery to you in quantities as herein above stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indenture and any Blue Sky Survey and any Legal Investment Survey, (vii) any fees charged by rating agencies for the rating of the New Bonds, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this subsection.

       The Company shall also reimburse the Agents for the reasonable fees and disbursements of counsel for the Agents and any out-of-pocket expenses, including advertising expenses, incurred with the approval of the Company.

       SECTION 5.  Conditions of Obligations.
       --------------------------------------

       Your obligations to solicit offers to purchase the New Bonds as agent of the Company and your obligations to purchase New Bonds pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

       (a) Prior to the Commencement Date, the Indenture shall have been qualified under the Trust Indenture Act, there shall have been issued an order of the RIPUC, to the extent it has jurisdiction, permitting the issuance and sale of the New Bonds, and at such time and at each Settlement Date with respect to any applicable Terms Agreement such letter or orders shall not contain any provision which, in your opinion or the opinion of the Company, is unduly burdensome to the Company.

       (b) At the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, if called for by such Terms Agreement, you shall have received:

              (i) The opinion, dated as of such date, of one or both of Robert King Wulff, Esq., or Kirk L. Ramsauer, Esq., Counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

                   (A) The Company is a corporation validly organized and duly existing under special charter granted by The State of Rhode Island.

                   (B) This Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed, and delivered by the Company.

                   (C) The Company had corporate power proper and adequate for making the Indenture which was duly executed and delivered in accordance with proper authority from the stockholders and directors of the Company.

                   (D) The Supplemental Indenture, including Schedule A thereto, contains a correct and adequate description of the real estate, rights or interests in real estate, and fixed property of the Company acquired up to [DATE OF INDENTURE], and not included in the Original Indenture or the previous supplemental indentures, and then owned of record, except for the properties expressly excluded from the Indenture.

                   (E) All filings and recordings of or in respect of the Indenture have been duly made where such filings and recordings are necessary for the preservation or protection of the lien thereof, and the Indenture is a valid, binding, and enforceable instrument subject to laws of general application affecting the rights and remedies of mortgagees and creditors.

                   (F) The Company has corporate power proper and adequate for the execution and issuance of the New Bonds under the Indenture in the aggregate principal amount of not exceeding $ ___________, and, in accordance with due authorization from the stockholders and directors of the Company, when executed and certified as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, the New Bonds will be duly issued and valid and binding obligations of the Company and entitled to the benefits and security of the Indenture.

                   (G) The New Bonds are secured by a direct first mortgage lien on substantially all the properties and franchises now owned by the Company, subject to the property specifically excepted in the granting causes of, and to the liens permitted by, the Indenture, including the prior lien of the Trustee for compensation, expenses, and liabilities; and there is no existing indebtedness secured by lien on the property securing such New Bonds ranking prior to or on a parity with the lien securing the New Bonds.

                   (H) The property specifically described as mortgaged property in the Indenture constitutes substantially all of the property owned by the Company and used by, or useful to, it in its business, except for the property expressly excepted from the Indenture and except as described in the Prospectus, including all documents incorporated therein by reference. None of the real estate and rights in real estate described in the schedules to the Indenture and which constitute the principal properties of the Company is excluded from the lien of the Indenture by virtue of the provisions of clause (b) of the paragraph in the Original Indenture beginning "Reservations and Exceptions," and as to the remainder of the properties described in said schedules the exclusions, if any, by virtue of said clause (b) are minor.

                   (I) Other than as described in the Prospectus, including all documents incorporated therein by reference, the principal generating stations of the Company are in general on land owned by the Company, the balance being upon land of others pursuant to lease or other arrangements. As to the other properties described in the schedules to the Indenture and indicated therein as owned by the Company, being principally electric lines and related equipment, they are in general on land owned in fee, being in substantial part located on, over, or under public streets or highways and in part on land owned by others over which the Company has easements or rights of way. A majority of the poles of the distribution system are owned jointly with others, principally telephone companies. The Company's title to such properties is free from any material defects of record except current taxes, the mortgage of the Indenture, and such liens, encumbrances, and other defects as are set forth or are referred to in the Indenture, and in respect to said easement interests in real estate (which consist principally of transmission and distribution line rights of way) such rights, with minor exceptions, are perpetual or without limit of time.

                   (J) An appropriate order with respect to the issue and sale of the New Bonds has been issued by the RIPUC, to the extent it has jurisdiction, authorizing the issue and sale of the New Bonds and the mortgage by the Company of its properties, and said order remains, to the best of such counsel's knowledge, in effect at this date; the Company is exempted by Rule 52 under the 1935 Act from the requirement of an order of the SEC; the Indenture has been qualified under the Trust Indenture Act; the Registration Statement has become effective under the Securities Act; to the best of such counsel's knowledge, said order, said letter and said Registration Statement remain in effect at this date; and no other approval, consent or action of any governmental or regulatory authority is required for the issue and sale of the New Bonds or the carrying out of the provisions of this Agreement (except that such counsel need express no opinion concerning the applicability of the blue-sky or securities laws of the several states in connection with sales by you and others of the New Bonds).

                   (K) The statements upon such counsel's authority made or incorporated by reference in the Registration Statement and in the Prospectus, relating to the New Bonds are correct; the Registration Statement and the Prospectus, including all documents incorporated by reference therein in accordance with the requirements of Form S-3 under the Securities Act (except for the financial statements contained or incorporated therein, as to which such counsel need express no opinion), comply as to form in all material respects with the relevant requirements of the Securities Act and the Exchange Act, as amended, and of the applicable rules, regulations, and releases of the SEC thereunder; and the New Bonds conform to the description thereof in the Registration Statement and Prospectus.

                   (L) Nothing has come to the attention of such counsel which leads them to believe that either the Registration Statement, or the documents incorporated by reference therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the Commencement Date or said Settlement Date, as the case may be, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

              (ii) The opinion of Milbank, Tweed, Hadley & McCloy, counsel to the Agent, with respect to the validity of the Indenture, the New Bonds, the Registration Statement, the Prospectus, and other related matters as you may reasonably request.

       (c) At the Commencement Date and at each Settlement Date with respect to any Terms Agreement,

              (i) no stop order suspending the effectiveness of the Registration Statement shall have been entered and be in effect, no proceeding for that purpose shall be pending, and any request on the part of the SEC for amendments or additional information shall have been complied with to its satisfaction;

              (ii) the order of the RIPUC referred to in paragraph (a) of this Section shall remain in force and effect; and

              (iii) the representations and warranties of the Company herein shall be true and correct;

and you shall have received a certificate of an officer of the Company, dated as of the Commencement Date or such Settlement Date, if called for by the applicable Terms Agreement, to such effect to the best of his knowledge, information and belief.

       (d) At the Commencement Date and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, you shall have received from Coopers & Lybrand, a letter, dated as of the Commencement Date or such Settlement Date, in form and substance satisfactory to you, to the effect that:

              (i) They are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion the financial statements and financial schedules (included or incorporated by reference in the Registration Statement) examined by them as stated in their report (incorporated by reference in the Registration Statement) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and of the published rules and regulations thereunder;

              (iii) They have read the minutes of the meetings of the stockholders and the Board of Directors of the Company held during any period subsequent to and not covered by the financial statements referred to in paragraph (ii) of this clause, as set forth in the minute books through a specified date not more then five business days prior to the date of their letter and:

                   (A) That they have read the unaudited financial statements of the Company included or incorporated by reference in the Registration Statement, and made inquiries of officials of the Company who have responsibility for financial and accounting matters and that those officials of the Company stated that the unaudited financial statements included or incorporated by reference in the Registration Statement (1) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and (2) comply as to form in all respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

                   (B) That with respect to any period after the date of the unaudited financial statements referred to in (iii)
                        (A) for which there are financial statements available, they have read such financial statements and made inquiries of officials of the Company who have responsibility for financial and accounting matters and that those officials of the Company stated that such unaudited financial statements are stated on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and that there was no change in the capital stock, no increase in long-term debt or any decrease in net assets of the Company (other than decreases resulting from regular dividends on preferred or common stock), as compared with the amounts shown in the unaudited financial statements of the Company included or incorporated by reference in the Registration Statement; and

                   (C) That with respect to the period from the date of the latest available financial statements of the Company to a specified date not more than five business days prior to the date of such letter they have made inquiries of officials of the Company who have responsibility for financial and accounting matters and those officials of the Company stated that there was no change in the capital stock or increase in long-term debt compared to the amounts shown on the unaudited financial statements of the Company included or incorporated by reference in the Registration Statement;

              except in all instances as set forth or incorporated by reference in or contemplated by the Prospectus or, with respect to Clauses (B) and (C) above, except as disclosed in said letter; and

              (iv) That they have compared the dollar amounts contained in
                   Exhibit 12 (Computation of Ratio of Earnings to Fixed Charges) to the Registration Statement with such dollar amounts derived from the unaudited financial statements incorporated by reference in the Registration Statement, general accounting records of the Company or from schedules prepared by the Company or derived directly from such records or schedules by analysis or computation, and have found such dollar amounts to be in agreement, and have recalculated the ratios contained in Exhibit 12 and have found the calculation of such ratios to be mathematically correct, except in each case as otherwise stated in said letter.

       (e) At the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, your counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the New Bonds as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained and all proceedings taken by the Company in connection with the issuance and sale of the New Bonds as herein contemplated shall be satisfactory in form and substance to you and your counsel.

       (f) Your obligations to purchase New Bonds pursuant to any Terms Agreement will be subject to the following further conditions: (i) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since that date, (ii) there shall not have occurred, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the New Bonds, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading, (iv) there shall not have occurred any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (v) there shall not have occurred any banking moratorium declared by Federal or New York authorities, or (vi) there shall not have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of the Agent, the effect of such outbreak, escalation, declaration, calamity, or emergency makes it impracticable or inadvisable to proceed.

       If any condition specified in this Section shall not have been fulfilled, this Agreement (or, at your option, any applicable Terms Agreement) may be terminated by you by notice to the Company at any time prior to the Settlement Date, and such termination shall be without liability of any party to any other party, except that the covenants set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreement set forth in Section 7 hereof, and the provisions of Sections 8 and 12 hereof shall remain in effect.

       SECTION 6.  Additional Covenants of the Company.
       ------------------------------------------------

The Company covenants and agrees that:

       (a)    Each acceptance by it of an offer for the purchase of New
Bonds, and each sale of New Bonds to you pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or you, of the New Bonds or New Bonds relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time);

       (b) Within five business days after the Registration Statement or the prospectus shall be amended or supplemented (other than by an amendment or supplement relating solely to the terms of an issue of New Bonds, a change in the principal amount of New Bonds remaining to be sold, or similar changes) or there is filed with the SEC any document incorporated by reference into the Prospectus, and, if so indicated in the applicable Terms Agreement, the Company shall furnish or cause to be furnished to you forthwith a certificate in form satisfactory to you to the effect that the statements contained in the certificates referred to in Section 5(c) hereof which were last furnished to you are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates for the same tenor as the certificates referred to in said Section 5(c), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates;

       (c) Within five business days after the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement (i) relating solely to the terms of an issue of New Bonds, a change in the principal amount of New Bonds remaining to be sold, or similar changes or (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter) or there is filed with the SEC any document incorporated by reference into the Prospectus, and, if so indicated in the applicable Terms Agreement, each time the Company sells New Bonds to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you and your counsel a written opinion of one or both of Robert King Wulff, or Kirk L. Ramsauer, Counsel for the Company, dated the date of delivery of such opinion, in form satisfactory to you, of the same tenor as the opinion referred to in paragraphs (K) and (L) of Section 5(b)(i) hereof and as to such other matters referred to in Section 5(b)(i) hereof as you may request but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to you shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); and

       (d) Within five business days after the filing with the SEC of each of the Company's annual report on Form 10-K, the Company's quarterly reports on Form 10-Q, and any of the Company's current reports on Form 8-K which contain financial information, and each other time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information or, if so indicated in the applicable Terms Agreement, the Company sells New Bonds to you pursuant to a Terms Agreement, the Company shall cause Coopers & Lybrand forthwith to furnish you a letter, dated no earlier than the date of filing of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to you, of the same tenor as the portions of the letter referred to in clauses
(i) and (ii) of Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(d) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Coopers & Lybrand may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in you reasonable judgment, such letter should cover such other information.

       SECTION 7.  Indemnification.
       ----------------------------

       (a) The Company will indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the Securities Act against any loss, claim, or liability, joint or several (including the reasonable cost of investigating or defending any such alleged loss, claim, or liability and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any of the New Bonds, on the ground that the Registration Statement or the Prospectus, or any amendment or supplement thereto, includes or included an untrue statement of a material fact or omits or omitted to state a material fact which (in the case of the Registration Statement, or any amendment thereto) is or was required to be stated therein or is or was necessary to make the statements herein not misleading or which (in the case of the Prospectus, or any amendment or supplement thereto) is or was necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon written information furnished to the Company by you, for use therein, or unless such statement or omission shall occur in the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee under the Indenture. Upon commencement of any such suit, if you or any controlling person wish to make a claim in respect thereof against the Company under its agreement herein contained, you or such controlling person, as the case may be, shall, within thirty days after the summons or other first legal process giving information of the nature of the claim shall have been served upon you or upon such controlling person (or after he shall have received notice of such service on any designated agent), give notice in writing of such suit to the Company; but failure so to notify the Company shall not relieve it from any liability which it may have to the person against whom such suit is brought, otherwise than on account of its indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any such suit, and, if the Company elects to assume the defense, the defendant or defendants therein will be entitled to participate in the defense but shall bear the fees and expenses of any additional counsel retained by them, unless the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnity by the Company hereunder shall apply in respect of (i) any Prospectus used at a time not authorized under the Securities Act or this Agreement, (ii) any Prospectus used in unamended or unsupplemented form after the same has been amended or supplemented, provided the Company has supplied such amendment or supplement to you, or (iii) you, or any person controlling you, on account of any loss, claim, or liability arising by reason of any person acquiring any of the New Bonds, if a copy of the Prospectus has not been sent or given by you or a securities dealer to such person with or prior to the written confirmation of the sale involved.

       (b) You will indemnify and hold harmless the Company and each of its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the Company in the foregoing paragraph (a) agrees to indemnify and hold harmless you, but only with respect to any written information furnished to the Company by you for use in the Prospectus, or any amendment or supplement thereto. If any action shall be brought hereunder against the Company or any such officer, director, or controlling person, you shall have the rights and duties given to the Company by paragraph (a), and the Company or such officer, director, or controlling person shall have the rights and duties given to you by said paragraph.

       (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party, each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, or liability, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and by you on the other but also the relative fault of the Company on the one hand and of you on the other in connection with the statement or omission that resulted in such loss, claim, or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other in connection with the sale of the New Bonds shall be deemed to be in the same proportion as the total sales price received by the Company from the sale of the New Bonds to the date of liability, before deducting expenses, bear to the total discounts or commissions, if any, received by you to the date of such liability. The relative fault of the Company on the one hand and of you on the other shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       SECTION 8.  Status of the Agent.
       --------------------------------

       In soliciting purchases of the New Bonds from the Company, you are acting solely as agent for the Company and not as principal. You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase New Bonds from the Company has been solicited by you and accepted by the Company but you shall not have any liability to the Company in the event any such purchase is not consummated for any reason.

       SECTION 9.  Representations, Warranties and Agreement to Survive
                   Delivery.
       ----------------------------------------------------------------

       All representations, warranties, indemnification provisions, and agreements contained in this Agreement or any Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of you or any controlling person, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the New Bonds.

       SECTION 10. Termination.
       ------------------------

       This Agreement may be terminated for any reason, at any time by either party hereto upon the giving of 30 days' written notice of such termination to the other party hereto. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) you shall be entitled to any commissions earned in accordance with the third paragraph of Section 2(a) hereof, (ii) if at the time of termination (A) you shall own any of the New Bonds with the intention of reselling them or (B) an offer to purchase any of the New Bonds has been accepted by the Company but the time of delivery to the purchaser or his agent of the New Bond or New Bonds relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such New Bonds are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity agreement set forth in Section 7 hereof, and the provisions of Sections 8 and 12 hereof shall remain in effect.

       SECTION 11. Notices.
       --------------------

       Any request, consent, notice, or other communication on your behalf shall be given in writing addressed to the Treasurer of the Company at 25 Research Drive, Westborough, Massachusetts 01582, and any notice or other communications by the Company to you shall be given in writing addressed to [NAME AND ADDRESS OF AGENT].

       SECTION 12. Parties.
       --------------------

       This Agreement and any Terms Agreement shall inure to the benefit of and be binding on the Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm, or corporation, other than the parties hereto and their respective successors and the controlling persons, officers, and directors referred to in Section 7, and their heirs and legal representatives, any legal or equitable rights, remedy, or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers, directors, and their heirs and legal representatives, and for the benefit of no other person, firm, or corporation. No purchaser of New Bonds shall be deemed to be a successor by reason merely of such purchase.

       SECTION 13. Governing Law.
       --------------------------

       This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of The State of Rhode Island.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Company in accordance with its terms.

                             Very truly yours,

                             THE NARRAGANSETT ELECTRIC COMPANY



                                            DRAFT
                             By:____________________________________
                                Name:
                                Title:

CONFIRMED AND ACCEPTED, as of the date first above written:


                             [NAME OF AGENT]

                                            DRAFT
                             By:___________________________________
                                  Name:
                                  Title:

                                                                  EXHIBIT A

                      THE NARRAGANSETT ELECTRIC COMPANY

                        (A Rhode Island Corporation)

                      First Mortgage Bonds, Series ___

                               TERMS AGREEMENT


                                                     ________________, 199_



The Narragansett Electric Company
25 Research Drive
Westborough, Massachusetts 01582

Attention:  Treasurer


     Re:  Distribution Agreement dated  ____________________


     Subject to the terms and conditions of the Distribution Agreement dated ____________, between The Narragansett Electric Company (the Company) and the undersigned, the undersigned agrees to purchase the following Bonds: $
          Issue Designation:
          Principal Amount:
          Purchase Price:       %
          Original Issue Discount, if any:
          Maturity Date:
          Interest Rate:        %
          Redemption Provisions:

          Method of and Specified Funds for Payment of Purchase Price:
                [By certified or official bank check or checks, payable to the order of the Company in Boston Federal Reserve Bank (same day) Funds.] [By wire to a bank account specified by the Company in immediately available funds.]

          Settlement Date:
          Exceptions, if any, to Section 3(k) of the Distribution Agreement:
          [The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

                [The certificate referred to in Section [5(c)](6(b)].] [The opinion referred to in Section [5(b)(i)][6(c)].] [The opinion referred to in Section 5(b)(ii).]
                [The accountants' letter referred to in Section
                [5(d)][6(d)].]

Syndicate Provisions:

     [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with [Agent].]

                      [NAME OF AGENT]

                                    DRAFT

                      By:__________________________________________
                           Name:
                           Title:

Accepted:

THE NARRAGANSETT ELECTRIC COMPANY

          DRAFT

By:______________________________________
     Name:
     Title:

                                                           SCHEDULE A



            Term                              Commission Rate
            ----                              ---------------



                             [ To be negotiated]

                                                            EXHIBIT B



                      THE NARRAGANSETT ELECTRIC COMPANY

                      First Mortgage Bonds, Series ____
                          Administrative Procedures
                      ---------------------------------


     First Mortgage Bonds, Series ___ (the New Bonds) in the aggregate principal amount of not exceeding $__________ are to be offered from time to time by The Narragansett Electric Company (the Company). [NAME OF AGENT] Corporation as agent (the Agent) has agreed to use its reasonable best efforts to solicit purchases of the New Bonds directly from the Company, and may also purchase New Bonds, as principal, for resale. The New Bonds are being offered and sold pursuant to a Distribution Agreement between the Company and the Agent, dated [DATE] (the Distribution Agreement). The New Bonds have been registered with the Securities and Exchange Commission (the SEC). The New Bonds will be issued pursuant to one or more indentures supplemental to the First Mortgage Indenture and Deed of Trust dated as of September 1, 1944 (the Indenture) between the Company and Rhode Island Hospital Trust National Bank (successor to Rhode Island Hospital Trust Company), as trustee (in its capacity as trustee under the Indenture and otherwise, referred to herein as Hospital Trust). References to Hospital Trust shall include its service provider, The First National Bank of Boston, as such.

     Each New Bond will be represented by either a Global Security (as defined hereinafter) delivered to Hospital Trust, as agent for the Depository Trust Company (DTC), and recorded in the book-entry system maintained by DTC (a Book-Entry New Bond) or a certificate delivered to the holder thereof or a person designated by such holder (a Certificated New Bond). In the event that Book-Entry certificates are to be delivered to other depositaries or their agents, the administrative procedures will be appropriately amended or supplemented at that time. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such New Bond. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof.

     To the extent the procedures set forth below conflict with the provisions of the New Bonds, the Indenture, or the Distribution Agreement, the relevant provisions of the New Bonds, the Indenture, and the Distribution Agreement shall control. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

     In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Hospital Trust will perform the custodial, document control, and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and Hospital Trust to DTC and a Certificate Agreement between Hospital Trust and DTC, dated as of [DATE] and April 15, 1991, respectively, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System (SDFS).

Issuance:                          On any date of settlement (as defined
                                   under Settlement below) for one or more
                                   Book-Entry New Bonds, the Company will
                                   issue a single global security in fully
                                   registered form without coupons (a Global
                                   Security) representing not exceeding $
                                   _______ principal amount of all such New
                                   Bonds that have the same maturity,
                                   interest rate, redemption, and, in the
                                   case of original issue discount New Bonds, original issue discount provisions
                                   (collectively, the Terms).  Each Global
                                   Security will be dated and issued as of
                                   the date of its certification by Hospital
                                   Trust. No Global Security will represent any Certificated New Bonds.

CUSIP Numbers:                     The Company has arranged with the CUSIP
                                   Service Bureau of Standard & Poor's
                                   Corporation (the CUSIP Service Bureau) for the reservation of one series of CUSIP numbers (including tranche numbers). This series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry New Bonds.
                                   The Company has delivered to Hospital
                                   Trust and to DTC a written list of the
                                   numbers in such series.  Hospital Trust
                                   will assign CUSIP numbers to Global
                                   Securities as described below under
                                   Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that Hospital Trust has assigned. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list thereof to Hospital
                                   Trust and DTC.

Registration:                      Each Global Security will be registered in
                                   the name of Cede & Co., as nominee for
                                   DTC, on the transfer registry maintained under the Indenture. The beneficial owner of a Book-Entry New Bond (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such New Bond, the Participant) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participant, a credit balance with respect to such New Bond in the account of such Participant. The ownership interest of such beneficial owner in such New Bond will be recorded through the records of such Participant or through the separate records of such Participant and one or more indirect participants in DTC.

Transfers:                         Transfers of a Book-Entry New Bond will be
                                   accomplished by book entries made by DTC and, in turn, by the Participant (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferees and transferors of such New Bonds.

Consolidations:                    Hospital Trust may deliver to DTC and the
                                   CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding
                                   Global Securities that represent
                                   Book-Entry New Bonds having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days before the next Interest
                                   Payment Date for such Book-Entry New
                                   Bonds, on which such Global Securities
                                   shall be exchanged for a single
                                   replacement Global Security, and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to each Participant (including Hospital Trust) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, Hospital Trust will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, Hospital Trust will exchange such Global Securities for a single Global Security bearing the new
                                   CUSIP number, and the CUSIP numbers of the exchanged Global Securities will be cancelled and not immediately reassigned.

Denominations:                     Book-Entry New Bonds will be issued in
                                   principal amounts of $1,000 or any
                                   integral multiple thereof.

Interest:                          Each Book-Entry New Bond will bear
                                   interest from the date as of which the
                                   Global Security representing the
                                   Book-Entry New Bond was first certified at the annual rate stated on the face thereof, payable on _____ 1 and _______ 1 of each year (the Interest Payment Dates) and at maturity or, upon earlier redemption, the date of redemption. Each payment of interest shall include interest accrued to but excluding the Interest
                                   Payment Date.

Calculation of Interest:           Interest (including payments for partial
                                   periods) will be calculated on the basis of a 360-day year of twelve 30-day months.
                                   Interest will not accrue on the 31st day of any month.

Payments of Interest:              Promptly after the close of business on
                                   _______15 or ___________ 15 (the Record
                                   Dates), Hospital Trust will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global
                                   Security on the following Interest Payment
                                   Date (other than an Interest Payment Date coinciding with a maturity date or a redemption date) and the total of such amounts. Standard & Poor's Corporation will use the information received in the pending deposit message described under
                                   Settlement procedure "C" below in order to include the amount of any interest payment and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation. DTC will confirm the amount payable on each Global Security on such Interest Payment
                                   Date by reference to the appropriate bond reports published by Standard & Poor's
                                   Corporation.  The Company will pay to
                                   Hospital Trust the total amount of
                                   interest due on such Interest Payment Date
                                   (other than a maturity date or a
                                   redemption date), and Hospital Trust will pay such amount to DTC at the times and in the manner set forth below. If any Interest Payment Date for a Book-Entry New
                                   Bond is not a Business Day, the payment
                                   due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest
                                   Payment Date.  On each Interest Payment
                                   Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between Hospital
                                   Trust and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective
                                   Participants in whose names the Book-Entry
                                   New Bonds represented by such Global
                                   Securities are recorded in the book-entry system maintained by DTC. Neither the Company, nor Hospital Trust, nor the Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry New Bonds.

                                   The amount of any taxes required under
                                   applicable law to be withheld from any
                                   interest payment on a Book-Entry New Bond will be determined and withheld by the Participant, indirect participant in DTC, or other person responsible for forwarding payments and materials directly to the beneficial owner of such New Bond.

                                   The first payment of interest on any New
                                   Bond originally issued between a Record
                                   Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date.

Payment at Maturity and Redemption:On or about the first Business Day of each month, Hospital Trust will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either on a maturity date or any redemption date in the following month. The Company and DTC will confirm with Hospital Trust the amounts of such principal and interest payments with respect to each such Global Security on or about the third Business Day preceding any such maturity date or redemption date, as the case may be, of such Global Security. The Company will pay to Hospital Trust the principal amount of such Global Security, together with interest due on such maturity date or redemption date. Hospital Trust will pay such amounts to DTC at the times and in the manner set forth below. If the maturity date or the redemption date of a Global Security representing Book-Entry New Bonds is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such maturity date or the redemption date. Promptly after payment to DTC of the principal and interest due on the maturity date or the redemption date of such Global Security and its return by DTC, Hospital Trust will cancel such Global Security in accordance with the terms of the Indenture.

                                   The total amount of any principal and
                                   interest due on Global Securities on any Interest Payment Date or on the maturity date or a redemption date shall be paid by the Company to Hospital Trust in immediately available funds for use by

                                   Hospital Trust on such date.  Prior to 10
                                   A.M. (New York City time) on each maturity date or redemption date or as soon as possible thereafter, Hospital Trust will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any maturity date or redemption date.

Rate Setting and Posting:          The Company and the Agent will discuss
                                   from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, New Bonds that may be sold as a result of the solicitation of offers by the Agents. If the Company decides to set prices of, and rates borne by, any New Bonds in respect of which the Agent is to solicit offers
                                   (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted, it will promptly advise the Agent of the prices and rates to be posted.

                                   The New Bonds will be sold at a price,
                                   exclusive of accrued interest, which will be not less than 95% nor more than 100% of the principal amount and at an interest rate which will be a multiple of 1/8 of 1%. Any discount will not be greater than 1/4 of 1% for each year to maturity.

Acceptance and Rejection of Offers:The Company shall have the sole right to accept offers to purchase New Bonds from the Company and may reject any such offer in whole or in part. The Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase New Bonds from the Company received by it, other than those rejected by such Agent. The Agent shall have the right, in its discretion reasonably exercised, to reject any offer in whole or in part.

Settlement:                        The receipt of immediately available funds
                                   by the Company in payment for a Book-Entry
                                   New Bond and the certification and
                                   issuance of the Global Security
                                   representing such New Bond shall, with
                                   respect to such New Bond, constitute
                                   settlement. The date of such settlement is herein referred to as the Settlement
                                   Date. All offers accepted by the Company will be settled on the third business day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company. The Settlement Date shall be specified upon acceptance of an offer.

Settlement Procedures:             In the event of a purchase of New Bonds by
                                   the Agent, as principal, appropriate
                                   settlement details will be set forth in
                                   the applicable Terms Agreement to be
                                   entered into between the Agent and the
                                   Company pursuant to the Distribution
                                   Agreement.

                                   Settlement Procedures with regard to each Book-Entry New Bond sold by the Agent, as agent, shall be as follows:

                                   A.  The Agent will advise the Company of
                                       the following settlement information:

                                       1.  Principal Amount.

                                       2.  Price of the New Bonds.

                                       3.  Original Issue Discount, if any.

                                       4.  Maturity Date.

                                       5.  Interest Rate.

                                       6.  Redemption Provisions, if any.

                                       7.  Agent's Commission.

                                       8.  Settlement Date.

                                   B.  The Company will notify Hospital
                                       Trust by telephone of the information
                                       set forth in Settlement Procedure "A"
                                       above and the class designation of
                                       the New Bond.  Hospital Trust will
                                       assign a CUSIP number to the Global
                                       Security representing such New Bond.
                                       Hospital Trust will also notify the
                                       Company and the Agent of such CUSIP
                                       number by telephone as soon as
                                       practicable.

                                   C.  Hospital Trust will enter a pending
                                       deposit message through DTC's
                                       Participant Terminal System,
                                       providing the following settlement
                                       information to DTC, such information
                                       will be routed to Standard & Poor's
                                       Corporation through DTC.

                                       1.  The information set forth in
                                           Settlement Procedure "A".

                                       2.  Initial Interest Payment Date for
                                           such New Bond, number of days by
                                           which such date succeeds the
                                           related Record Date and amount of
                                           interest payable on such Interest
                                           Payment Date.

                                       3.  CUSIP number of the Global
                                           Security representing such New
                                           Bond.

                                       4.  Whether such Global Security will
                                           represent any other Book-Entry
                                           New Bond (to the extent known at
                                           such time).

                                   D.  The Company shall telecopy (promptly
                                       followed by the original) to Hospital
                                       Trust the certificate as to form
                                       relating to the Global Security
                                       representing such New Bonds.  As soon
                                       as practicable thereafter, the
                                       Company will provide Hospital Trust
                                       with any additional information set
                                       forth above.

                                   E.  The Company will prepare the Global
                                       Security in the form set forth in the
                                       Indenture, with specific terms as
                                       pre-approved by the Company, the
                                       Agent, and Hospital Trust.

                                   F.  The Company will cause Hospital Trust
                                       to issue, certify, and deliver the
                                       Global Security representing such New
                                       Bonds.  Hospital Trust will hold the
                                       Global Security as DTC's agent.

                                   G.  DTC will credit such New Bond to the
                                       participant account of Hospital
                                       Trust, acting as DTC's agent, at DTC.

                                   H.  Hospital Trust will enter an SDFS
                                       deliver order through DTC's
                                       Participant Terminal System
                                       instructing DTC to (i) debit such New
                                       Bond to Hospital Trust's
                                       participant's account and credit such
                                       New Bond to the Agent's participant
                                       account and (ii) debit the Agent's
                                       settlement account and credit
                                       Hospital Trust's settlement account
                                       for an amount equal to the price of
                                       such New Bond less the Agent's
                                       commission.  The entry of such a
                                       deliver order shall constitute a
                                       representation and warranty by
                                       Hospital Trust to DTC that (a) the
                                       Global Security representing such
                                       Book-Entry New Bond has been issued
                                       and certified and (b) Hospital Trust
                                       is holding such Global Security
                                       pursuant to the Medium-Term Note

                                       Certificate Agreement between
                                       Hospital Trust and DTC.

                                   I.  The Agent will enter an SDFS deliver
                                       order through DTC's Participation
                                       Terminal System instructing DTC (i)
                                       to debit such New Bond to the Agent's
                                       participant account and credit such
                                       New Bond to the participant accounts
                                       of the Participant with respect to
                                       such New Bond and (ii) to debit the
                                       settlement accounts of such
                                       Participant and credit the settlement
                                       account of the Agent for an amount
                                       equal to the price of such New Bond.

                                   J.  Hospital Trust will transfer to the
                                       account of the Company maintained at
                                       the Bank of Boston in Boston,
                                       Massachusetts in immediately
                                       available funds in the amount
                                       transferred to Hospital Trust in
                                       accordance with Settlement Procedure
                                       "H".

                                   K.  The Agent will confirm the purchase
                                       of such New Bond to the purchaser
                                       either by transmitting to the
                                       participants with respect to such New
                                       Bond a confirmation order or orders
                                       through DTC's institutional delivery
                                       system or by mailing a written
                                       confirmation to such purchaser.

                                   L.  Transfers of funds in accordance with
                                       SDFS deliver orders described in
                                       Settlement Procedures "H" and "I"
                                       will be settled in accordance with
                                       SDFS operating procedures in effect
                                       on the Settlement Date.

                                   M.  Upon written request by the Company,
                                       Hospital Trust will send to the
                                       Company a statement setting forth the
                                       principal amount of the New Bonds
                                       outstanding as of that date, after
                                       giving effect to such transaction and
                                       all other orders of which the Company
                                       has advised Hospital Trust but which
                                       have not yet been settled.

Settlement Procedures Timetable:   For offers of Book-Entry New Bonds
                                   solicited by the Agent and accepted by the Company, Settlement Procedures "A" through
                                   "M" set forth above shall be completed on or before the respective times set forth below:

                      Settlement
                      Procedure                      Time
                      ---------                      ----

                          A            11:00 A.M. on the acceptance date
                          B            12:00 noon on the acceptance date
                          C             2:00 P.M. on the acceptance date
                          D-E           9:00 A.M. on the Settlement Date
                          F-G          11:00 A.M. on the Settlement Date
                          H-I           2:00 P.M. on the Settlement Date
                          J-K           4:00 P.M. on the Settlement Date
                          L-M           5:00 P.M. on the Settlement Date

                                   If a sale is to be settled more than one
                                   Business Day after the sale, Settlement
                                   Procedures "A", "B" and "C" shall be
                                   completed as soon as practicable, but not later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the acceptance date. Settlement Procedures "J" and "L" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                   If a sale is to be settled on a date after the third Business Day next succeeding the date of acceptance, Settlement Procedures "A" through "C" shall be completed no later than the third Business Day immediately preceding the Settlement Date.

                                   If settlement of a Book-Entry New Bond is rescheduled or cancelled, the Company will instruct Hospital Trust to deliver to DTC a cancellation message to such effect by no later than 12:00 Noon on the Business Day immediately preceding the scheduled Settlement Date and Hospital Trust will enter such order by 2:00 P.M. through DTC's Participation Terminal System.

Failure to Settle:                 If after entry of a deliver order under
                                   Settlement Procedure "H" or "I", a trade does not settle, Hospital Trust may deliver to DTC, through DTC's Participant
                                   Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such New Bond to Hospital Trust's participant account, provided that
                                   Hospital Trust participant account
                                   contains a principal amount of the Global
                                   Security representing such New Bond that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry New Bonds represented by a Global Security, Hospital Trust will mark such Global Security "cancelled," make appropriate entries in Hospital Trust's records and send such cancelled Global
                                   Security to the Company. The CUSIP number assigned to such Global Security shall be cancelled and not immediately reassigned.
                                   If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry New Bonds represented by a Global Security, Hospital Trust will exchange such Global Security for another
                                   Global Security, which shall represent the Book-Entry New Bonds previously represented by the surrendered Global
                                   Security with respect to which a
                                   withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                                   If the purchase price for any Book-Entry
                                   New Bond is not timely paid to the
                                   Participant with respect to such New Bond by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf or such purchaser), such Participant and, in turn, the Agent for such New Bond may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "I" and "H", respectively. Thereafter, Hospital Trust will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry New Bond, DTC may take any
                                   actions in accordance with its SDFS
                                   operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry New Bonds to have been represented by a Global Security, Hospital Trust will provide, in accordance with Settlement procedure "F", for the certification and issuance of a Global Security representing the other Book-Entry New Bonds to have been represented by such Global Security and will make appropriate entries in its records.

Suspension of Solicitation;
Amendment or Supplement:           Subject to its representations, warranties
                                   and covenants contained in the
                                   Distribution Agreement, the Company may
                                   instruct the Agent to suspend solicitation of purchases at any time. Upon receipt of such instructions the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised them that solicitation of purchases may be resumed. If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the New Bonds (other than by the filing pursuant to the Exchange Act of an amendment or supplement relating solely to the terms of New Bonds, a change in the principal amount of New Bonds remaining to be sold, or similar changes) it will promptly advise the Agent and Hospital
                                   Trust and will furnish counsel to the
                                   Agent with copies of the proposed
                                   amendment or supplement, other than a
                                   Current Report on Form 8-K.

                                   In the event that at the time the
                                   solicitation of purchases from the Company is suspended there shall be any offers outstanding which have not been settled, the Company will promptly advise the Agent and Hospital Trust whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Preparation of Pricing
Supplement:                        If any offer to purchase a New Bond is
                                   accepted by or on behalf of the Company, the Company, with the approval of the Agent, will prepare a pricing supplement
                                   (a Pricing Supplement) reflecting the
                                   terms of such New Bond and will arrange to file the Pricing Supplement with the Securities and Exchange Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least 10 copies thereof (or additional copies if requested) to the Agent. The Agent will cause a Prospectus and the appropriate Pricing Supplement to accompany or precede each written confirmation of a sale sent to each purchaser or his agent.

                                   In each instance a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Hospital Trust Not to
Risk Own Funds:                    Nothing herein shall be deemed to require
                                   Hospital Trust to risk its own funds in
                                   connection with any payment to the
                                   Company, or the Agent, or the purchaser, it being understood by all parties that payments made by Hospital Trust to either the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to Hospital Trust for such purpose.

Duties of Hospital Trust           Hospital Trust, in its capacity as trustee
                                   and otherwise, undertakes to perform such duties and only such duties as are specifically set forth in these
                                   Administrative Procedures and in the
                                   Indenture, as may from time to time be
                                   supplemented, and no implied covenants or obligations shall be read into these Administrative Procedures against it.
                                   Nothing herein shall diminish any right or immunity that Hospital Trust shall have in it capacity as trustee under the Indenture.

Advertising Cost:                  The Company will determine and approve,
                                   with the Agent, the amount of advertising, if any, that is appropriate in offering the New Bonds. Any advertising expenses which are approved by the Company will be paid by the Company.

PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NEW BONDS

Date of Issuance:                  Each New Bond will initially be dated and
                                   issued as of the date of its certification by Hospital Trust.

Registration:                      New Bonds will be issued only in fully
                                   registered form.

Denominations:                     New Bonds will be issued in principal
                                   amounts of $1,000 or any integral multiple thereof.

Interest:                          Each New Bond will bear interest from the
                                   date as of which the New Bonds of that
                                   original issue date were first certified at the annual rate stated on the face thereof, payable on ________1 and
                                   ____________ 1 of each year (the Interest
                                   Payment Dates) and at maturity or, upon
                                   earlier redemption, the date of
                                   redemption.  Each payment of interest
                                   shall include interest accrued to but
                                   excluding the Interest Payment Date.

Calculation of Interest:           Interest (including payments for partial
                                   periods) will be calculated on the basis of a 360-day year of twelve 30-day months.
                                   Interest will not accrue on the 31st day of any month.

Payments of Interest:              Interest will be payable to the person in
                                   whose name the New Bond is registered at the close of business on the ______ 15 or ________ 15 (the Record Dates) next preceding the Interest Payment Date;
                                   provided, however, that interest payable on a maturity date or a redemption date will be payable to the person to whom principal shall be payable. Hospital
                                   Trust, as paying agent, will be
                                   responsible for withholding taxes on
                                   interest paid as required by law.

                                   The first payment of interest on any New
                                   Bond originally issued between a Record
                                   Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date.

Payment at Maturity
and Redemption:                    Upon presentation of each New Bond at
                                   maturity or upon redemption, Hospital
                                   Trust will pay the principal amount
                                   thereof, together with accrued interest
                                   due at maturity or the date of such
                                   redemption, as the case may be.  Such
                                   payment shall be made in immediately
                                   available funds, provided that the New
                                   Bond is presented to Hospital Trust in
                                   time for Hospital Trust to make payments in such funds in accordance with its normal procedures. The Company will provide Hospital Trust with funds available for immediate use for such purpose. New Bonds presented at maturity or upon redemption will be cancelled by Hospital Trust as provided in the Indenture.

Rate Setting and Posting:          The Company and the Agent will discuss
                                   from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, New Bonds that may be sold as a result of the solicitation of offers by the Agents. If the Company decides to set prices of, and rates borne by, any New Bonds in respect of which the Agent is to solicit offers
                                   (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted, it will promptly advise the Agent of the prices and rates to be posted.

                                   The New Bonds will be sold at a price,
                                   exclusive of accrued interest, which will be not less than 95% nor more than 100% of the principal amount and at an interest rate which will be a multiple of 1/8 of 1%. Any discount will not be greater than 1/4 of 1% for each year to maturity.

Acceptance and Rejection
of Offers:                         The Company shall have the sole right to
                                   accept offers to purchase New Bonds from the Company and may reject any such offer in whole or in part. The Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase
                                   New Bonds from the Company received by it, other than those rejected by such Agent.
                                   The Agent shall have the right, in its
                                   discretion reasonably exercised, to reject any order in whole or in part.

Settlement:                        The receipt of immediately available funds
                                   by the Company in payment for a New Bond and the certification and issuance of such New Bond shall, with respect to such New
                                   Bond, constitute settlement. The date of such settlement is herein referred to as the Settlement Date. All offers accepted by the Company will be settled on the third business day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company. The
                                   Settlement Date shall be specified upon
                                   acceptance of an offer.

Settlement Procedures:             In the event of a purchase of New Bonds by
                                   the Agent, as principal, appropriate
                                   settlement details will be set forth in
                                   the applicable Terms Agreement to be
                                   entered into between the Agent and the
                                   Company pursuant to the Distribution
                                   Agreement.

                                   Settlement Procedures with regard to each New Bond sold by the agent, as agent, shall be as follows:

                                   A.  The Agent will advise the Company of
                                       the following settlement information:

                                       1.  Principal Amount.

                                       2.  Exact name in which the New Bonds
                                           are to be registered (Registered
                                           Owner).

                                       3.  Exact address of the Registered
                                           Owner and address for payment of
                                           principal and interest.

                                       4.  Taxpayer identification number of
                                           the Registered Owner (if
                                           available).

                                       5.  Principal amount of each New Bond
                                           to be delivered to the Registered
                                           Owner.

                                       6.  Price of the New Bonds.

                                       7.  Original Issue Discount, if any.

                                       8.  Maturity Date.

                                       9.  Interest Rate.

                                       10. Redemption Provisions, if any.

                                       11. Agent's Commission.

                                       12. Settlement Date.

                                   B.  The Company shall telecopy (promptly
                                       followed by the original) to Hospital
                                       Trust the certificate as to form
                                       relating to the New Bonds.  As soon
                                       as practicable thereafter, the
                                       Company will provide Hospital Trust
                                       with any additional information set
                                       forth above.

                                   C.  The Company will prepare the New
                                       Bonds in the form set forth in the
                                       Indenture, with specific terms as
                                       pre-approved by the Company, the
                                       Agent, and Hospital Trust.
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                                   D.  The Company will cause Hospital Trust
to issue, certify, and deliver New
Bonds.

                                   E.  Hospital Trust will deliver the New
                                       Bonds in accordance with the
                                       Company's instructions provided in
                                       the settlement information (with
                                       confirmation) to the Agent against
                                       written evidence of receipt by the
                                       Agent.

                                   F.  The Agent will deliver the New Bonds
                                       (with confirmation) to the purchaser
                                       against payment in immediately
                                       available funds.

                                   G.  The Agent will deposit, in funds
                                       available for immediate use, an
                                       amount equal to the price of the New
                                       Bond, less the applicable commission,
                                       received under Settlement Procedure
                                       "F", into the Company's account at
                                       Bank of Boston, Boston,
                                       Massachusetts.

                                   H.  The Agent will obtain a written
                                       acknowledgment or receipt of the New
                                       Bonds by the purchaser.

                                   I.  Upon written request by the Company,
                                       Hospital Trust will send to the
                                       Company a statement setting forth the
                                       principal amount of the New Bonds
                                       outstanding as of that date, after
                                       giving effect to such transaction and
                                       all other orders of which the Company
                                       has advised Hospital Trust but which
                                       have not yet been settled.

Settlement Procedures
Timetable:                         For offers accepted by the Company,
                                   Settlement Procedures "A" through "I" set forth above shall be completed on or before the respective terms set forth below:

                            Settlement
                            Procedure                        Time
                            ----------                       ----

                               A             11:00 A.M. on the first
                                             Business Day after the
                                             acceptance date

                               B 3:00 P.M. on the first Business Day after the acceptance date

                               C-E           11:00 A.M. on the Settlement
                                             Date
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                               F-I           4:00 P.M. on the Settlement
                                             Date

                                   If a sale is to be settled on a date after the third Business Day next succeeding the date of acceptance, Settlement Procedures "A" through "B" shall be completed no later than the third Business Day immediately preceding the settlement date.

Failure to Settle:                 In the event that a purchaser of a New
                                   Bond from the Company shall fail to accept delivery of a New Bond on the Settlement
                                   Date, the Agent will forthwith notify
                                   Hospital Trust and the Company by
                                   telephone, confirmed in writing, of such failure, and return the New Bond to Hospital Trust. Upon receipt by Hospital
                                   Trust of the New Bond from the Agent,
                                   Hospital Trust will immediately advise the Company of such receipt and the Company will promptly arrange to credit the account of the Agent in an amount of immediately available funds equal to the amount previously paid by the Agent in respect of the New Bond. Such debits and credits will be made on the Settlement
                                   Date, if possible, and in any event not
                                   later than the business day following the Settlement Date.

                                   Upon receipt of the New Bond in respect of which the default occurred, Hospital Trust will cancel the New Bond in accordance with the Indenture.

Use of Funds:                      If after payment for a New Bond having
                                   been made by the Agent to the Company's
                                   account, a failure occurs for any reason other than default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. If the Agent fails to perform its obligations hereunder or under the Distribution Agreement, which results in the Company's loss of the use of funds, including, without limitation, failure to credit the Company's account the appropriate amount of the payment of a New
                                   Bond in funds available for immediate use in accordance with the above specified timetable, the Agent will reimburse the Company on an equitable basis for its loss of the use of the funds resulting from such default by the Agent.

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Suspension of Solicitation;
Amendment or Supplement:           Subject to its representations, warranties
                                   and covenants contained in the
                                   Distribution Agreement, the Company may
                                   instruct the Agent to suspend solicitation of purchase at any time. Upon receipt of such instructions the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised them that solicitation of purchases may be resumed. If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the New Bonds (other than by the filing pursuant to the Exchange Act of an amendment or supplement relating solely to the terms of a class of New Bonds, a change in the principal amount of New
                                   Bonds remaining to be sold, or similar
                                   changes), it will promptly advise the
                                   Agent and Hospital Trust and will furnish counsel to the Agent with copies of the proposed amendment or supplement, other than a Current Report on Form 8-K.

                                   In the event that at the time the
                                   solicitation of purchases from the Company is suspended there shall be any offers outstanding which have not been settled, the Company will promptly advise the Agent and Hospital Trust whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Preparation of Pricing
Supplement; Delivery Prospectus:   If any offer to purchase a New Bond is
                                   accepted by or on behalf of the Company,
                                   the Company, with the approval of the
                                   Agent, will prepare a pricing supplement
                                   (a Pricing Supplement) reflecting  the
                                   terms of such New Bond and will arrange to
                                   file the Pricing Supplement with the
                                   Securities and Exchange Commission in
                                   accordance with the applicable paragraph
                                   of Rule 424(b) under the Act and will
                                   supply at least 10 copies thereof (or
                                   additional copies if requested) to the
                                   Presenting Agent.  The Agent will cause a
                                   Prospectus and the appropriate Pricing
                                   Supplement to accompany or precede (a)
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                                   each written confirmation of a sale sent
                                   to a purchaser or his agent and (b) each New Bond delivered to a customer or his agent.

                                   In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Hospital Trust Not to
Risk Own Funds:                    Nothing herein shall be deemed to require
                                   Hospital Trust to risk its own funds in
                                   connection with any payment to the
                                   Company, or the Agent, or the purchaser, it being understood by all parties that payments made by Hospital Trust to either the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to Hospital Trust for such purpose.

Duties of Hospital Trust:          Hospital Trust, in its capacity as trustee
                                   and otherwise, undertakes to perform such duties and only such duties as are specifically set forth in these
                                   Administrative Procedures and in the
                                   Indenture, as may from time to time be
                                   supplemented, and no implied covenants or obligations shall be read into these Administrative Procedures against it.
                                   Nothing herein shall diminish any right or immunity that Hospital Trust shall have in its capacity as trustee under the Indenture.

Advertising Cost:                  The Company will determine and approve,
                                   with the Agent, the amount of advertising, if any, that is appropriate in offering the New Bonds. Any advertising expenses which are approved by the Company will be paid by the Company.